UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   November 18, 2005
                                                    -----------------


                            DETTO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        333-100241                   01-656333
------------------------------       -----------------------      -----------------------
 (State or other jurisdiction        (Commission File Number)          (IRS Employer
      of incorporation)                                              Identification No.)


   14320 NE 21st Street, Bellvue, Washington                      98007
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (425) 201-5000
                                                           --------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by Detto Technologies, Inc. (the
"Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement

      On October 4, 2005, we entered into a letter of intent to purchase all of the outstanding common stock of WhiteCanyon, Inc. and Channel Access, Inc., both Utah corporations. It is our intent that WhiteCanyon and Channel Access will operate as our subsidiaries. On November 18, 2005, we closed on the purchase of all the outstanding common stock of WhiteCanyon, Inc. and Channel Access.

      The Purchase Agreement, attached to this current report on Form 8-K as
Exhibit 10.1, requires Royce D. Bybee and Stephen Elderkin to deliver to into escrow one hundred percent of the issued and outstanding common stock of WhiteCanyon, Inc. and Channel Access, Inc. We agreed to deliver 2,000,000 shares of the Company's restricted Common Stock into escrow pursuant to an escrow agreement (the "Escrow Agreement"), attached to this current report on Form 8-K as Exhibit 10.6. These shares will vest over 24 months, as long as Royce D. Bybee and Stephen Elderkin remain employees of Detto Technologies. The Company holds an option to repurchase the shares if Mr. Elderkin and Mr. Bybee cease to remain employees of the Company pursuant to Repurchase Option Agreements, attached hereto as Exhibits 10.4 and 10.5, respectively (collectively, the "Repurchase Option Agreements"). Both Royce D. Bybee and Stephen Elderkin have signed two-year employment agreements that have non-compete provisions, which are attached to this current report on Form 8-K as Exhibits 10.7 and 10.8, respectively (collectively, the "Employment Agreements").

      In addition, we delivered to Royce D. Bybee and Stephen Elderkin (collectively, the "Holders") Convertible Notes Payable of $3,000,000 (collectively, the "Notes"). The Notes are attached to this current report on Form 8-K as Exhibits 10.2 and 10.3. These notes carry an interest rate of 3% and are convertible into shares of our common stock at $0.50 per at the Holders option with a maturity date of March 17, 2006. If the notes aren't paid or converted at maturity either party has the right to rescind the acquisition. Also Royce D. Bybee and Stephen Elderkin may receive additional consideration based on the future performance of the WhiteCanyon and Channel Access. The Common Stock and the Notes were issued without registration under the Securities Act of 1933 (the "Act") in reliance upon the exemption set forth in Section 4(2). The investors qualified as an "accredited investor" as that term is defined in the Act, as amended. The following conditions were all met with respect to this transaction: (1) the Company did not advertise this issuance in any public medium or forum, (2) the Company did not solicit any investor with respect to this issuance, (3) the Company did not publicize any portion of the purchase or sale of the shares issued, (4) none of the shares issued were offered in conjunction with any public offering, (5) neither the Company nor the Holders paid any fees to any finder or broker-dealer.

      The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement, the Notes, the Repurchase Option Agreements, the Escrow Agreement and the Employment Agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and incorporated herein by reference.

      This announcement is not an offer to sell securities of the Company and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

      Channel Access distributes utility software for WhiteCanyon, WriteExpress and GetData, among other software manufacturers in the United States and Canada. The Company's products can be found in leading retailers such as Best Buy, CompUSA, Office Depot, Fry's, Amazon.com and MicroCenter.

      WhiteCanyon, Inc. is a leading provider of security software aimed at protecting individuals and businesses from personal identity theft and trade secret theft since 1998. WhiteCanyon's proven hard drive sanitizing software solution, WipeDrive, listed in the top five disk sanitizing tools by the U.S. Department of Defense, and SecureClean, its individual file scanning and deletion utility, have increasingly become important additions to the software suites of individual users and corporate customers alike. WhiteCanyon's customer base spans individuals, small to medium-size businesses, Fortune 500 companies and government institutions. Its products can be found in leading retailers such as Best Buy, CompUSA, Fry's, Amazon.com and MicroCenter.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On November 21, 2005, Mr. Gualtiero Giori was appointed as a member of the Board of Directors of the Company. There were no arrangements between Mr. Giori and any other persons to which he was selected as a director. Mr. Giori has not been appointed to any of the Company's standing committees as of the time of this filing.

      On November 28, 2005, the Company will issue a press release announcing the appointment of Mr. Giori as a member of the Company's Board of Directors. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired

      The financial statements of White Canyon, Inc. and Channel Access, Inc. will be filed no later than February 6, 2006.

(c) Exhibits.

      10.1 The Purchase Agreement dated November 18, 2005 by and among the Company, White Canyon, Inc. and Channel Access, Inc.

      10.2 Convertible Promissory Note dated November 18, 2005 by and between the Company and Royce Bybee

      10.3 Convertible Promissory Note dated November 18, 2005 by and between the Company and Stephen Elderkin

      10.4 Repurchase Option Agreement dated November 18, 2005 by and between the Company and Stephen Elderkin

      10.5 Repurchase Option Agreement dated November 18, 2005 by and between the Company and Royce Bybee

      10.6 Escrow Agreement dated November 18, 2005 by and among the Company, Royce Bybee and Stephen Elderkin

      10.7 Employment Agreement dated November 18, 2005 by and between the Company and Royce Bybee

      10.8 Employment Agreement dated November 18, 2005 by and between the Company and Stephen Elderkin

      99.1  Press Release dated November 28, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DETTO TECHNOLOGIES, INC.
                                       -----------------------------------------
                                       (Registrant)

Date  November 23, 2005
    -------------------
                                          By: /s/ William Glynn
                                              ----------------------------------
                                        Name: William Glynn
                                              ----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------